                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]
     Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ESS TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
     (2)   Aggregate number of securities to which transactions applies:

           ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:
           ---------------------------------------------------------------------
     (5)   Total fee paid:

           ---------------------------------------------------------------------
     [ ]   Fee paid previously with preliminary materials:

           ---------------------------------------------------------------------
     [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

           ---------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement no.:

           ---------------------------------------------------------------------
     (3)   Filing Party:

           ---------------------------------------------------------------------
     (4)   Date Filed:

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

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 25, 1999

TO THE SHAREHOLDERS OF ESS TECHNOLOGY, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ESS Technology, Inc. (the "Company") will be held on Tuesday, May 25, 1999 at 1:30 p.m. local time at The Westin Hotel, 5101 Great America Parkway, Santa Clara, California 95054 for the following purposes:

     1. To elect directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

     2. To ratify the selection of PRICEWATERHOUSECOOPERS LLP as independent accountants for the Company for the fiscal year ending December 31, 1999.

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 12, 1999 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Dale R. Lindly
                                          Dale R. Lindly
                                          Chief Financial Officer and Secretary
Fremont, California
April 27, 1999

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                                      LOGO

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 25, 1999
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of ESS Technology, Inc. (the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Tuesday, May 25, 1999 at 1:30 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Westin Hotel, 5101 Great America Parkway, Santa Clara, CA 95054. The telephone number at that location is
(408) 986-0700.

     The Company's principal executive offices are located at 48401 Fremont Blvd., Fremont, California 94538. The Company's telephone number at that location is (510) 492-1088.

SOLICITATION

     These proxy solicitation materials, including an annual report for the fiscal year ended December 31, 1998 were mailed on or about April 28, 1999 to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     The Company will provide a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998, including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request. The request should be sent to Dale R. Lindly, Chief Financial Officer, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538 (telephone number: (510) 492-1088). Exhibits to the Annual Report may be obtained on written request to Mr. Lindly and payment of the Company's reasonable expenses in furnishing such exhibits.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Dale R. Lindly, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the meeting, the shareholder must bring to the meeting a letter from the broker, bank or other nominee confirming the shareholder's beneficial ownership of the shares.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

VOTING

     Holders of common stock are entitled to one vote per share on all matters, except that in the election of directors each shareholder has cumulative voting rights and is entitled to a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected. The shareholder may cast these votes all for a single candidate or distribute the votes among any or all of the candidates. No shareholder will be entitled to cumulate votes for a candidate, however, unless that candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting prior to the voting of an intention to cumulate votes. In such an event, the proxy holder may allocate among the Board of Directors' nominees the votes represented by proxies in the proxy holder's sole discretion. With respect to the election of directors, the six (6) directors receiving the highest number of votes of the shares of common stock present in person or represented by proxy at the Meeting and voting on the election of directors will be elected.

     The Inspector of Elections Votes will tabulate the votes cast in person or by proxy at the Annual Meeting with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. The affirmative vote of a majority of shares represented and voting (and constituting at least a majority of the required quorum) at a duly held meeting at which a quorum is present and voting is required under California law for approval of proposals presented to shareholders other than the election of directors. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, and for ratification of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will be considered as present for the purpose of determining the presence of a quorum but will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

     The Company announced in its 10-Q filed for its quarter ended September 30, 1998 that if the shareholders who are interested in raising a proposal at the Company's 1999 Annual Meeting do not notify the Company of a proposal on or before March 14, 1999, management may use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 1999 Annual Meeting of Shareholders. Since the Company was not notified of any proposal on or before March 14, 1999, management intends to use its discretionary voting authority to vote on any proposal that may be brought at the 1999 Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

     Only shareholders of record at the close of business on April 12, 1999 are entitled to notice of and to vote at the meeting. As of the record date, 40,265,729 shares of the Company's common stock were issued and outstanding, and there were 298 shareholders of record.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2000 Annual Meeting of Shareholders must be received by the Company no later than January 26, 2000, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     Also, if a shareholder does not notify the Company on or before March 16, 2000 of a proposal for the 2000 Annual Meeting of Shareholders, management intends to use its discretionary voting authority to vote on such proposal, even if the matter is not discussed in the proxy statement for the 2000 Annual Meeting of Shareholders.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's bylaws currently provide that the number of directors shall not be less than five or more than nine. The size of the Company's Board of Directors (the "Board") is currently set at six members. Accordingly, six nominees will be elected at the Meeting to be the six directors of the Company.

     Board of Directors has nominated the six persons named below to serve as directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and qualified or until such directors' earlier resignation or removal. All of the nominees have served as directors since the last annual meeting, except for Matthew Fong. Mr. Fong was appointed to the Board on January 5, 1999 and will stand for election as a director for the first time at this year's annual meeting. If any nominee for any reason is unable to serve, or for good cause, will not serve as a director, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to or, for good cause, will not serve as a director.

NOMINEES

     The names of the nominees, and certain information about them as of March 22, 1999, are set forth below:

                                                                                              DIRECTOR
         NAME OF NOMINEE            AGE                 PRINCIPAL OCCUPATION                   SINCE
         ---------------            ---                 --------------------                  --------
Fred S.L. Chan....................  52    President, Chief Executive Officer and Chairman      1986
                                          of the Board of Directors of the Company
Annie M.H. Chan...................  47    Independent Investor and Management Consultant       1993
Matthew Fong......................  45    Advisor to the President of the Company              1999
Ilbok Lee.........................  53    President and Chief Executive Officer of IC          1995
                                          WORKS, Inc.*
Peter T. Mok......................  45    President and CEO of KLM Capital, a venture          1993
                                          capital management company
Dominic Ng........................  40    President and CEO of East West Bank                  1998

---------------
* IC Works, Inc. was acquired by Cypress Semiconductor Corporation on April 1, 1999.

     Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his or her name above during the past five years. There is no family relationship between any director or executive officer of the Company, except for Annie Chan and Fred Chan, who are married to each other.

     Mr. Chan joined the Company in November 1985 as President and served as such until October 1996 and then began to serve as President again since February 1997. Mr. Chan has been a director since January 1986. He was appointed Chairman of the Board of Directors in October 1992 and Chief Executive Officer in June 1994. Mr. Chan served as Secretary from October 1992 to August 1995 and Chief Financial Officer from October 1992 to May 1995. Mr. Chan holds B.S.E.E. and M.S.C. degrees from the University of Hawaii. Mr. Chan is the husband of Annie M.H. Chan.

     Mrs. Chan has served as a director of the Company since May 1993 and has been an independent investor and management consultant since April 1996. Mrs. Chan was a member of the Senior Technical Staff of the Company from May 1995 until March 1996. From September 1994 to May 1995, she was Vice President, Administration of the Company and, from May 1993 to August 1994, she was Vice President, CAD of the Company. Mrs. Chan holds a B.S. degree in Organizational Behavior from the University of San Francisco. Mrs. Chan is the wife of Fred S.L. Chan.

     Mr. Fong has served as Advisor to the President since January 4, 1999, and as a director of the Company since January 5, 1999. Prior to that, he has served as California State Treasurer from 1995 to 1998. He has also led global investment missions as the Chief Financial Officer for California. He also served as the

National Economic Growth and Taxation Committee in Washington, D.C. Mr. Fong also served as Vice Chairman of the State Board of Equalization from 1991 to 1994.

     Mr. Lee has served as a director of the Company since April 1995. He has served as the President and Chief Executive Officer and a director of IC WORKS, Inc., a company engaged in the semiconductor design and foundry business, since May 1992. From 1989 to May 1992, he was President and a director of Samsung Semiconductor, Inc., a semiconductor manufacturer. Mr. Lee holds a B.S.E.E. degree from Seoul National University and also holds M.S.E.E. and Ph.D.E.E. degrees from the University of Minnesota.

     Mr. Mok has served as a director of the Company since May 1993. Mr. Mok has served as President and CEO of KLM Capital, a venture capital management company, since July 1996. From July 1994 to July 1996, Mr. Mok was Senior Manager, Investment Banking, of DBS Ltd. From June 1992 to July 1994, he was Senior Vice President, Manager and a director of Transpac Capital, Inc., a venture capital management company that is a wholly-owned subsidiary of Transpac. Mr. Mok holds a B.S. degree in Business Administration from San Jose State University.

     Mr. Ng has served as President and CEO of East West Bank since 1992. Prior to that, he served as President of Seyen Investment, Inc. Mr. Ng is currently a member of the Board of Governors of Town Hall Los Angeles and serves, among others, as a director of the United Way of Greater Los Angeles and a director of the Los Angeles Chamber of Commerce.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

     The Board met 9 times, including telephone conference meetings, during fiscal year 1998. The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating Committee.

     During the fiscal year 1998, the Audit Committee of the Board of Directors consisted of Messrs. Lee and Mok and held 4 meetings. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors; reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's common stock may now or in the future be listed.

     During fiscal year 1998, the Compensation Committee consisted of Messrs. Lee and Mok and held 11 meetings. The Compensation Committee reviews and approves compensation and benefits for the Company's key executive officers, administers the Company's stock purchase and equity incentive plans and makes recommendations to the Board of Directors regarding such matters.

     The Nominating Committee was formed in December 1997. It makes recommendations to the Board regarding the size and composition of the Board. During fiscal year 1998, it consisted of Messrs. Lee and Mok. The Nominating Committee did not meet in fiscal year 1998. The Nominating Committee will consider nominees proposed by shareholders. Any shareholder who wishes to recommend a prospective nominee for the Board of Directors for the Nominating Committee's consideration may do so by giving the candidate's name and qualifications in writing to the Secretary of the Company, ESS Technology, Inc., 48401 Fremont Blvd., Fremont, CA 94538.

     No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board of Directors on which he serves held during the fiscal year 1998.

COMPENSATION OF DIRECTORS

     Directors of the Company do not receive cash compensation for their services, except that nonemployee directors (Mrs. Chan, Messrs. Lee, Mok, and Ng) receive $1,000 each for each board meeting he or she attends. The directors are reimbursed for their reasonable expenses in attending meetings of the Board of Directors.

     Nonemployee directors of the Company are automatically granted options to purchase shares of the Company's common stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan"). Each nonemployee director who becomes a member of the Board on or after October 5, 1995, the effective date of the Company's initial public offering of its common stock (the "Effective Date"), will be automatically granted an option to purchase 20,000 shares of common stock under the Directors' Plan (the "Initial Grant"). On each anniversary of his or her Initial Grant, each nonemployee director will be automatically granted an additional option to purchase 5,000 shares of common stock under the Directors Plan, so long as he or she has continuously served as a director of the Company (the "Succeeding Grant"). In addition, a nonemployee director who does not receive an Initial Grant shall nevertheless automatically receive a Succeeding Grant on the anniversary of the most recent grant of an option to such director. Options granted under the Directors' Plan have an exercise price equal to the fair market value of the Company's common stock on the date of grant with a term of ten years. The fair market value of the common stock is the closing sales price on the Nasdaq National Market on the last trading day prior to grant. Nonemployee director options vest and are exercisable in four equal installments, starting from one year anniversary date of the grant. As of March 31, 1999, Mrs. Chan and Messrs. Lee, Mok and Ng, nonemployee directors, had been granted options to purchase 15,000, 80,000, 80,000, and 30,000 shares of the Company's common stock, respectively.

     On April 18, 1998 the Board of Directors granted Messrs. Lee and Mok 10,000 additional options to purchase the Company common stock under the 1995 Equity Incentive Plan. On August 20, 1998, the Board of Directors granted Messrs. Lee, Mok, and Ng 10,000 additional options to purchase the Company Common stock under the 1995 Equity Incentive Plan.

     In January 1999, Mr. Fong accepted an offer of employment with the Company as an Advisor to the President. Under the terms of Mr. Fong's employment offer, he is an at-will employee reporting to Mr. Chan and receives compensation of $5,950 per month for four hours per week with additional compensation of $250 per hour and $2,500 per day of additional compensation for each day of travel overseas. Mr. Fong was also granted an option to purchase 40,000 shares of the Company's Common Stock under the Company's 1997 Equity Incentive Plan.

REQUIRED VOTE

     The six nominees receiving the highest number of affirmative votes of shares of the Company's common stock present at the Annual Meeting in person or by proxy and voting on the election of directors shall be elected as directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                     OF EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Company has selected PricewaterhouseCoopers LLP as its independent accountants to perform the audit of the Company's financial statements for fiscal year 1999, and recommends that the shareholders vote for ratification of such selection. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting a majority of the required quorum.

               THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION
      OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP FOR FISCAL YEAR 1999.

          COMMON OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 22, 1999, known to the Company regarding the beneficial ownership of the Company's common stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock, (ii) each of the Company's directors,
(iii) each executive officer named in the Summary Compensation Table below and
(iv) all directors and executive officers as a group.

                                                        SHARES BENEFICIALLY
                                                             OWNED(1)           OPTIONS EXERCISABLE
5% SHAREHOLDERS, DIRECTORS, NAMED EXECUTIVE OFFICERS,  ---------------------       ON OR BEFORE
   AND DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP       NUMBER      PERCENT       MAY 21, 1999
-----------------------------------------------------  ----------    -------    -------------------
Fred S.L. Chan(2)....................................  11,833,402        29%          303,750
  President, CEO, Chairman of the Board of Directors
Annie M.H. Chan, Director(2).........................  11,833,402        29%          303,750
Trusts benefiting the children of Fred S.L. Chan and
  Annie M.H. Chan(3).................................   3,680,954         9%               --
Matthew Fong, director and Advisor to the
  President..........................................         585         *                --
Ilbok Lee, director..................................      45,834         *            45,834
  c/o IC WORKS, Inc.**
  3725 North First Street, San Jose, CA 95134-1700
Peter T. Mok, director...............................      52,934         *            44,584
  c/o KLM Capitol Group
  2041 Mission College Blvd. Suite 175
  Santa Clara, CA 95054
Dominic Ng, director.................................          --         *                --
Robert L. Blair, Executive VP, Operations............      75,750         *            60,000
Johnston Chen, VP of Consumer Products...............      49,500         *            36,000
Frank Effler, Jr., VP of Personal Computer Sales and
  Marketing..........................................       1,700         *                --
Howard N. Hideshima, Controller and Chief Accounting
  Officer(4).........................................      31,500         *            30,000
John H. Barnet(5)....................................          --         *                --
  c/o ESS Technology, Inc.
  48401 Fremont Blvd., Fremont, CA 94538
Chi-Shin Wang(6).....................................          --         *                --
  c/o ESS Technology, Inc.
  48401 Fremont Blvd., Fremont, CA 94538
All executive officers and directors as a group (13
  persons)(7)........................................  12,091,205        30%          520,168

---------------
 *  Less than 1%

** IC Works, Inc. was acquired by Cypress Semiconductor Corporation on April 1, 1999.

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. As of March 22, 1999, 40,254,064 shares of the Company's common stock were issued and outstanding. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days after March 22, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 900,000 shares held by Mrs. Annie Chan (Mr. Fred Chan's wife) and 10,629,652 shares held by Annie M.H. Chan Living Trust. Also includes options exercisable on or before May 21, 1999 and held by Mrs. Chan to purchase 3,750 shares of common stock of the Company and options exerciseable on or before May 21, 1999 and held by Mr. Chan to purchase 300,000 shares of common stock of the Company.

(3) Represents 814,578 shares held by a trust benefiting David Y.W. Chan (the "David Chan Trust"), 814,576 shares held by a trust benefiting Edward Y.C. Chan (the "Edward Chan Trust"), 280,000 shares held by a trust benefiting Michael Y.J. Chan (the "Michael Chan Trust") and 1,771,800 shares held by a trust benefiting David, Edward and Michael Chan jointly. David, Edward and Michael Chan are the sons of Fred S.L. Chan and Annie M.H. Chan. Mee Sim Chan Lee and Sung Kook Kim are trustees of the four above-mentioned trusts. In addition, Myong Shin Kim is a trustee of the David Chan Trust, the Michael Chan Trust and the Edward Chan Trust.

(4) Mr. Hideshima was made Vice President of Finance on April 14, 1999.

(5) Mr. Barnet resigned from the Company on August 31, 1998.

(6) Mr. Wang resigned from the Company on July 7, 1998.

(7) Includes an aggregate of 520,168 shares which the directors and executive officers have the right to acquire by May 21, 1999. Does not include an aggregate of 3,680,954 shares held by trusts benefiting Mr. & Mrs. Chan's children.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation earned by the following individuals (collectively, the "Named Executive Officers"): (1) the Company's Chief Executive Officer; (2) the Company's four other most highly compensated executive officers whose salary and bonus for the fiscal year 1998 were in excess of $100,000; and (3) Mr. John H. Barnet and Mr. Chi-Shin Wang who resigned from the Company in August 1998 and July 1998, respectively, and who, but for the fact that they were not serving as executive officers of the Company on December 31, 1998, would have been two of the four most highly compensated executives of the Company.

SUMMARY COMPENSATION TABLE

                                                                                              LONG-TERM
                                                  ANNUAL COMPENSATION                    COMPENSATION AWARDS
                                      --------------------------------------------   ----------------------------
                                                                         OTHER       SECURITIES
                                      FISCAL                             ANNUAL      UNDERLYING      ALL OTHER
    NAME AND PRINCIPAL POSITION        YEAR     SALARY      BONUS     COMPENSATION    OPTIONS     COMPENSATION(1)
    ---------------------------       ------   --------    --------   ------------   ----------   ---------------
Fred S.L. Chan......................   1998    $248,000    $     --          --       100,000(2)     $    546
  President, CEO & Chairman            1997     247,167     122,686          --       100,000           1,219
  of the Board of Directors            1996     225,500     480,000          --            --           1,183
Robert L. Blair.....................   1998    $196,667    $     --          --       340,000(4)     $    546
  Executive Vice President,            1997     159,361(3)       --          --        70,000             845
  Operations........................   1996     116,728          --          --        50,000             845
Johnston Chen(5)....................   1998    $ 80,000    $ 49,317(6)        --      158,000(7)          250
  VP of Consumer Products              1997      79,119      52,281(6)        --           --             307
Frank Effler, Jr.(8)................   1998    $126,538    $     --          --       125,000(9)     $    468
  VP of Personal Computer Sales &
  Marketing
Howard N. Hideshima(10).............   1998    $125,952    $     --          --        32,000(11)    $    393
  Controller & Chief Accounting
    Officer                            1997     101,174          --          --            --             461
John H. Barnet(12)..................   1998    $149,294    $ 65,000          --       240,000(14)    $    546
  VP of Finance, CFO & Secretary       1997     191,205      50,000          --        80,000         401,219(15)
                                       1996      46,250     413,432(13)        --     200,000             203
Chi Shin Wang(16)...................   1998    $ 82,892    $ 15,000          --       152,000(17)    $    252
  Chief Technical Officer              1997     119,358      30,000          --        52,000             657
                                       1996     116,767      30,000          --       100,000             102

---------------
 (1) Includes dollar value of premiums paid by the Company under the Company's group term life insurance policy and accidental death and dismemberment policy on behalf of the Named Executive Officers.

 (2) Represents repriced options, which are deemed as newly granted.

 (3) Includes $40,000 earned in fiscal year 1997 but paid in fiscal year 1998.

 (4) Includes 240,000 shares of repriced options to purchase the Company's common stock, which are deemed as newly granted.

 (5) Mr. Chen was not an executive officer in fiscal year 1996.

 (6) Represents amounts paid for sales incentives.

 (7) Includes 138,000 shares of repriced options to purchase the Company's common stock, which are deemed as newly granted.

 (8) Mr. Effler joined the Company in April 1998.

 (9) Includes 80,000 shares of repriced options to purchase the Company's common stock, which are deemed as newly granted.

(10) Mr. Hideshima was not an executive officer in fiscal year 1996.

(11) Includes 28,000 shares of repriced options to purchase the Company's common stock, which are deemed as newly granted.

(12) Mr. Barnet resigned from the Company in August 31, 1998 but continued to work as a consultant for the Company until December 31, 1998.

(13) Includes a $400,000 sign-on bonus for Mr. Barnet upon joining the Company and a $13,432 bonus earned in 1996 but paid in 1997.

(14) Represents repriced options, which are deemed as newly granted.

(15) Includes $400,000 from Mr. Barnet exercise of his right to receive a $5.00 per share appreciation on 80,000 shares of options granted to him pursuant to his employment agreement entered in October 1996. In addition, Mr. Barnet paid off the loan of $400,000 from the Company (including all of the accrued interest) made to him as part of his employment agreement.

(16) Mr. Wang resigned from the Company in July 1998.

(17) Represents repriced options, which are deemed as newly granted.

STOCK OPTION GRANTS IN FISCAL YEAR 1998

     The following table sets forth further information for the Named Executive Officers with respect to grants of options to purchase common stock of the Company made in the fiscal year 1998 and the value of all options held by such executive officers on December 31, 1998. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                   PERCENT OF TOTAL                                            ANNUAL RATES OF
                                                       OPTIONS         EXERCISE                                  STOCK PRICE
                                                       GRANTED          PRICE                                 APPRECIATION FOR
                                       NUMBER        TO EMPLOYEES        PER                                   OPTION TERM($)
                                         OF           IN FISCAL         SHARE                  EXPIRATION   ---------------------
               NAME                  SECURITIES        1998(%)           ($)      GRANT DATE      DATE        AT 5%      AT 10%
               ----                  ----------    ----------------    --------   ----------   ----------   ---------   ---------
Chan, Fred.........................    50,000(2)         0.53           2.9563     8/25/98      7/21/06     $ 69,571    $166,200
                                       50,000(2)         0.53           2.9563     8/25/98      7/21/07     $ 80,440    $197,602

Blair, Robert......................    10,000(1)         0.11           7.6875     2/17/98      9/24/02     $ 19,356    $ 42,333
                                       13,333(1)         0.14           7.6875     2/17/98      9/24/04     $ 38,959    $ 89,820
                                       13,333(1)         0.14           7.6875     2/17/98      9/24/05     $ 46,031    $109,052
                                       13,333(1)         0.14           7.6875     2/17/98      9/24/06     $ 53,458    $130,207
                                       23,333(1)         0.25           7.6875     2/17/98      7/21/05     $ 78,346    $184,720
                                       23,333(1)         0.25           7.6875     2/17/98      7/21/06     $ 91,232    $221,129
                                       23,334(1)         0.25           7.6875     2/17/98      7/21/07     $104,766    $261,190
                                       10,000(2)         0.11           2.6875     8/25/98      9/24/02     $  5,920    $ 12,776
                                       13,333(2)         0.14           2.6875     8/25/98      9/24/04     $ 12,376    $ 28,136
                                       13,333(2)         0.14           2.6875     8/25/98      9/24/05     $ 14,786    $ 34,533
                                       13,333(2)         0.14           2.6875     8/25/98      9/24/06     $ 17,317    $ 41,570
                                       23,333(2)         0.25           2.6875     8/25/98      7/21/05     $ 25,123    $ 58,397

                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                   PERCENT OF TOTAL                                            ANNUAL RATES OF
                                                       OPTIONS         EXERCISE                                  STOCK PRICE
                                                       GRANTED          PRICE                                 APPRECIATION FOR
                                       NUMBER        TO EMPLOYEES        PER                                   OPTION TERM($)
                                         OF           IN FISCAL         SHARE                  EXPIRATION   ---------------------
               NAME                  SECURITIES        1998(%)           ($)      GRANT DATE      DATE        AT 5%      AT 10%
               ----                  ----------    ----------------    --------   ----------   ----------   ---------   ---------
Blair, Robert (cont.)..............    23,333(2)         0.25           2.6875     8/25/98      7/21/06     $ 29,514    $ 70,507
                                       23,334(2)         0.25           2.6875     8/25/98      7/21/07     $ 34,127    $ 83,832
                                       40,000            0.42           4.0625     11/3/98      11/3/04     $ 55,266    $125,379
                                       20,000            0.21           4.0625     11/3/98      11/3/05     $ 33,077    $ 77,083
                                       20,000            0.21           4.0625     11/3/98      11/3/06     $ 38,793    $ 92,917
                                       20,000            0.21           4.0625     11/3/98      11/3/07     $ 44,795    $110,333

Chen, Johnston.....................     1,000(1)         0.01           7.6875     2/17/98      9/14/02     $  1,923    $  4,202
                                        1,000(1)         0.01           7.6875     2/17/98      9/14/03     $  2,403    $  5,391
                                        1,000(1)         0.01           7.6875     2/17/98      9/14/04     $  2,908    $  6,699
                                        1,000(1)         0.01           7.6875     2/17/98      9/14/05     $  3,437    $  8,137
                                        8,000(1)         0.08           7.6875     2/17/98       1/1/03     $ 16,503    $ 36,347
                                        4,000(1)         0.04           7.6875     2/17/98       1/1/04     $ 10,202    $ 23,066
                                        4,000(1)         0.04           7.6875     2/17/98       1/1/05     $ 12,249    $ 28,448
                                        4,000(1)         0.04           7.6875     2/17/98       1/1/06     $ 14,399    $ 34,367
                                       15,000(1)         0.16           7.6875     2/17/98      7/21/05     $ 50,366    $118,750
                                       15,000(1)         0.16           7.6875     2/17/98      7/21/06     $ 58,650    $142,156
                                       15,000(1)         0.16           7.6875     2/17/98      7/21/07     $ 67,348    $167,903
                                        1,000(2)         0.01           2.6875     8/25/98      9/14/02     $    588    $  1,267
                                        1,000(2)         0.01           2.6875     8/25/98      9/14/03     $    751    $  1,663
                                        1,000(2)         0.01           2.6875     8/25/98      9/14/04     $    923    $  2,098
                                        1,000(2)         0.01           2.6875     8/25/98      9/14/05     $  1,104    $  2,576
                                        8,000(2)         0.08           2.6875     8/25/98       1/1/03     $  5,083    $ 11,046
                                        4,000(2)         0.04           2.6875     8/25/98       1/1/04     $  3,206    $  7,150
                                        4,000(2)         0.04           2.6875     8/25/98       1/1/05     $  3,904    $  8,940
                                        4,000(2)         0.04           2.6875     8/25/98       1/1/06     $  4,637    $ 10,909
                                       15,000(2)         0.16           2.6875     8/25/98      7/21/05     $ 16,150    $ 37,541
                                       15,000(2)         0.16           2.6875     8/25/98      7/21/06     $ 18,974    $ 45,327
                                       15,000(2)         0.16           2.6875     8/25/98      7/21/07     $ 21,938    $ 53,890
                                        5,000            0.05           4.0625     11/3/98      11/3/04     $  6,908    $ 15,672
                                        5,000            0.05           4.0625     11/3/98      11/3/05     $  8,269    $ 19,271
                                        5,000            0.05           4.0625     11/3/98      11/3/06     $  9,698    $ 23,229
                                        5,000            0.05           4.0625     11/3/98      11/3/07     $ 11,199    $ 27,583

Effler Jr., Frank..................    20,000(2)         0.21           2.6875     8/25/98      2/17/04     $ 16,468    $ 36,848
                                       20,000(2)         0.21           2.6875     8/25/98      2/17/05     $ 19,979    $ 45,908
                                       20,000(2)         0.21           2.6875     8/25/98      2/17/06     $ 23,665    $ 55,874
                                       20,000(2)         0.21           2.6875     8/25/98      2/17/07     $ 27,536    $ 66,836
                                       25,000            0.26           4.4375     11/1/98      11/1/08     $ 69,768    $176,806
                                        5,000            0.05           4.0625     11/3/98      11/3/04     $  6,908    $ 15,672
                                        5,000            0.05           4.0625     11/3/98      11/3/05     $  8,269    $ 19,271
                                        5,000            0.05           4.0625     11/3/98      11/3/06     $  9,698    $ 23,229
                                        5,000            0.05           4.0625     11/3/98      11/3/07     $ 11,199    $ 27,583

Hideshima, Howard..................     2,000(1)         0.02           7.6875     2/17/98      9/24/02     $  3,871    $  8,467
                                        2,666(1)         0.03           7.6875     2/17/98      9/24/04     $  7,790    $ 17,960
                                        2,667(1)         0.03           7.6875     2/17/98      9/24/05     $  9,208    $ 21,814
                                        2,667(1)         0.03           7.6875     2/17/98      9/24/06     $ 10,693    $ 26,045
                                        1,333(1)         0.01           7.6875     2/17/98       7/1/04     $  3,737    $  8,562
                                        1,333(1)         0.01           7.6875     2/17/98       7/1/05     $  4,436    $ 10,443
                                        1,334(1)         0.01           7.6875     2/17/98       7/1/06     $  5,174    $ 12,522
                                        2,000(2)         0.02           2.6875     8/25/98      9/24/02     $  1,184    $  2,555
                                        2,666(2)         0.03           2.6875     8/25/98      9/24/04     $  2,475    $  5,626
                                        2,667(2)         0.03           2.6875     8/25/98      9/24/05     $  2,958    $  6,908
                                        2,667(2)         0.03           2.6875     8/25/98      9/24/06     $  3,464    $  8,315

                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                   PERCENT OF TOTAL                                            ANNUAL RATES OF
                                                       OPTIONS         EXERCISE                                  STOCK PRICE
                                                       GRANTED          PRICE                                 APPRECIATION FOR
                                       NUMBER        TO EMPLOYEES        PER                                   OPTION TERM($)
                                         OF           IN FISCAL         SHARE                  EXPIRATION   ---------------------
               NAME                  SECURITIES        1998(%)           ($)      GRANT DATE      DATE        AT 5%      AT 10%
               ----                  ----------    ----------------    --------   ----------   ----------   ---------   ---------
Hideshima, Howard (cont.)..........     1,333(2)         0.01           2.6875     8/25/98       7/1/04     $  1,183    $  2,674
                                        1,333(2)         0.01           2.6875     8/25/98       7/1/05     $  1,422    $  3,300
                                        1,334(2)         0.01           2.6875     8/25/98       7/1/06     $  1,673    $  3,991
                                        4,000            0.04           2.5625     8/26/98       7/1/07     $  5,533    $ 13,570

Barnet, John(3)....................    80,000(1)         0.84           7.6875     2/17/98      9/17/02     $     --    $     --
                                       40,000(1)         0.42           7.6875     2/17/98      9/17/03     $     --    $     --
                                       40,000(1)         0.42           7.6875     2/17/98      9/17/04     $     --    $     --
                                       40,000(1)         0.42           7.6875     2/17/98      9/17/05     $     --    $     --
                                       13,333(1)         0.14           7.6875     2/17/98      7/21/05     $     --    $     --
                                       13,333(1)         0.14           7.6875     2/17/98      7/21/06     $     --    $     --
                                       13,334(1)         0.14           7.6875     2/17/98      7/21/07     $     --    $     --

Wang, Chi Shin(4)..................    50,000(1)         0.53           7.6875     2/17/98      1/20/03     $     --    $     --
                                       16,666(1)         0.18           7.6875     2/17/98      1/20/03     $     --    $     --
                                       16,667(1)         0.18           7.6875     2/17/98      1/20/04     $     --    $     --
                                       16,667(1)         0.18           7.6875     2/17/98      1/20/05     $     --    $     --
                                        4,000(1)         0.04           7.6875     2/17/98       1/3/03     $     --    $     --
                                        5,333(1)         0.06           7.6875     2/17/98       1/3/05     $     --    $     --
                                        5,333(1)         0.06           7.6875     2/17/98       1/3/06     $     --    $     --
                                        5,334(1)         0.06           7.6875     2/17/98       1/3/07     $     --    $     --
                                       10,666(1)         0.11           7.6875     2/17/98      7/21/05     $     --    $     --
                                       10,667(1)         0.11           7.6875     2/17/98      7/21/06     $     --    $     --
                                       10,667(1)         0.11           7.6875     2/17/98      7/21/07     $     --    $     --

---------------
 * Total number of options granted by the Company for the fiscal year 1998 is 9,477,828 options. This includes 3,338,275 number of options repriced, which are considered newly granted pursuant to the repricing program effected in February and 3,565,378 number of options repriced pursuant to the repricing program effected on August 25, 1998.

(1) Represents a replacement option granted on February 17, 1998 pursuant to the option repricing program. The repriced option has an exercise price of $7.6875, which was the closing sales price of the Company's common stock on the Nasdaq National Market as of the close of February 13, 1998. The repriced options have a new vesting schedule pursuant to which unvested options as of February 17, 1998 will vest in three equal annual installments starting February 17, 1999. For non-executive officers, the options may not be exercised until February 17, 1999. For executive officers, repriced options may not be exercised until the earlier of the Company's common stock trading at or above $15 for ten consecutive trading days or February 17, 2001. Furthermore, even if the Company's common stock trades at or above $15 for ten consecutive days prior to February 17, 1999, the options may not be exercised until February 17, 1999. The repriced options that were not vested as of February 17, 1998 expire in three equal installments starting two years prior to the tenth anniversary date of the original grant.

(2) Represents a replacement option granted on August 25, 1998 pursuant to the option repricing program. The repriced option has an exercise price of $2.6875, which was the closing sales price of the Company's common stock on the Nasdaq National Market as of the close of August 24, 1998. The repricing options have the same terms as the cancelled options, except that the new options are subject to a one year restriction on exercise until August 25, 1999.

(3) Mr. Barnet resigned from the Company in August, 1998 and subsequently his options were cancelled unexercised.

(4) Mr. Wang resigned from the Company in July, 1998 and subsequently his options were cancelled unexercised.

AGGREGATE OPTION EXERCISES IN FISCAL 1998 AND FISCAL YEAR-END VALUES

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal year 1998, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 1998. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $5.00 per share, which was the closing price of the Company's common stock as reported on the Nasdaq National Market on December 31, 1998.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                  UNDERLYING                   IN-THE-MONEY
                                                            UNEXERCISED OPTIONS AT              OPTIONS AT
                                SHARES                          FISCAL YEAR-END             FISCAL YEAR-END(2)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Fred S.L. Chan..............      --            --          225,000        250,000        524,992        354,365
Robert Blair................      --            --           60,000        250,000        216,000        479,250
Johnston Chen...............      --            --           24,000        113,000         86,400        264,712
Frank Effler, Jr. ..........      --            --               --        125,000             --        217,812
Howard N. Hideshima.........      --            --           30,000         33,000        108,000         96,125
John H. Barnet(3)...........      --            --               --             --             --             --
Chi Shin Wang(4)............      --            --               --             --             --             --

---------------
(1) "Value Realized" represents the fair market value of the shares of common stock underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's common stock on December 31, 1998, the last day of trading for the fiscal year.

(3) Mr. Barnet left the Company in August 1998.

(4) Mr. Wang left the Company in July 1998.

PERFORMANCE GRAPH

     The graph below compares the cumulative total shareholder return on the common stock of the Company from the first day of trading of the Company's common stock upon the Company's initial public offering (October 6, 1995) to December 31, 1998 with the cumulative total return on the Nasdaq Stock Market and the Hambrecht & Quist Technology Index (assuming the investment of $100 in the Company's common stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends). The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                              (PERFORMANCE GRAPH)


     The following description data are supplied in accordance with Rule 304(d) of Regulation S-T:

                                                           NASDAQ STOCK
                               ESS TECHNOLOGY, INC.     MARKET -- US INDEX       H&Q TECHNOLOGY INDEX
                               --------------------    ---------------------    ----------------------
                               MARKET    INVESTMENT               INVESTMENT                INVESTMENT
                               PRICE       VALUE        INDEX       VALUE        INDEX        VALUE
                               ------    ----------    -------    ----------    --------    ----------
10/6/1995....................  $15.00     $100.00      331.320     $100.00        839.63     $100.00
12/31/1995...................  $23.00     $153.33      345.448     $104.26        836.78     $ 99.66
3/31/1996....................  $18.75     $125.00      361.546     $109.12        852.89     $101.58
6/30/1996....................  $18.50     $123.33      391.052     $118.03        913.62     $108.81
9/30/1996....................  $17.13     $114.17      404.904     $122.21        969.86     $115.51
12/31/1996...................  $28.13     $187.50      424.801     $128.21      1,040.00     $123.86
3/31/1997....................  $24.25     $161.67      401.759     $121.26        991.30     $118.06
6/30/1997....................  $13.44     $ 89.58      475.401     $143.49      1,193.17     $142.11
9/30/1997....................  $15.19     $101.25      555.790     $167.75      1,446.03     $172.22
12/31/1997...................  $ 7.59     $ 50.63      521.159     $157.30      1,219.28     $145.22
3/31/1998....................  $ 6.38     $ 42.50      609.792     $184.05      1,476.33     $175.83
6/30/1998....................  $ 4.69     $ 31.25      627.449     $189.38      1,511.43     $180.01
9/30/1998....................  $ 3.38     $ 22.50      568.036     $171.45      1,343.55     $160.02
12/31/1998...................  $ 5.00     $ 33.33      732.615     $221.12      1,896.52     $225.88

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following and the Performance Graph in this proxy shall not be incorporated by reference into any such filing.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

     The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") at or about the beginning of each year. The Committee administers the Company's incentive and equity plans, including the 1992 Stock Option Plan, the 1995 Equity Incentive Plan, the 1995 Employee Stock Purchase Plan, the 1995 Directors Stock Option Plan, and the 1997 Equity Incentive Plan.

     The Committee's philosophy in compensating the CEO is to relate compensation directly to corporate performance. Thus, the Company's compensation policy for the CEO relates a portion of his total compensation to the Company profit objectives and individual objectives set forth at the beginning of the Company's year. Consistent with this policy, a designated portion of the CEO's compensation is contingent on corporate performance, and is also based on his performance as measured against objectives established under the CEO Incentive Plan, as determined by the Committee in its discretion. Long-term equity incentives for the CEO are effected through the granting of stock options under the 1995 Equity Incentive Plan and the 1997 Equity Incentive Plan. Stock options have value for the CEO only if the price of the Company's stock increases above the fair market value (in Mr. Chan's case, 110% of the fair market value) on the grant date and the CEO remains in the Company's employ for the period required for the shares to vest.

     The base salary, incentive compensation and stock option grants of the CEO are determined in part by the Committee reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by their evaluating such information in connection with the Company's corporate goals. To this end, the Committee attempts to compare the compensation of the Company's CEO with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to his base salary, the Company's CEO is eligible to receive cash bonuses and to participate in the 1995 Equity Incentive Plan and the 1997 Equity Incentive Plan.

COMPENSATION OF EXECUTIVE OFFICERS

     During the fiscal year that ended on December 31, 1998, the Company's executive compensation program was comprised of the following key components: base salary, annual bonus, and equity-based incentives.

     Base Salary. The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

     Annual Bonus. The Company's cash bonus program seeks to motivate executives to work effectively to achieve the Company's financial individual performance objectives and to reward them when objectives are met. Fiscal year 1998 executive bonus payments for Messrs. Barnet, and Wang were based upon individual performance objectives.

     Equity-Based Incentive Compensation. Stock options are an important component of the total compensation of executives. The Company believes that stock options align the interests of each executive with those of the shareholders. They also provide executives a significant, long-term interest in the Company's success and help retain key executives in a competitive market for executive talent. The Company's 1995 Equity Incentive Plan and 1997 Equity Incentive Plan authorize the Committee to grant stock options to executives. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executives in the Company. The option grants generally utilize four-year vesting periods to encourage executives to continue contributing to the Company, and they expire not later than ten years from the date of grant.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Company's CEO's compensation plan includes the same elements and performance measures as the plans of the Company's other executive officers. The Compensation Committee evaluates the performance of the Company's CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any. Mr. Chan's salary, which reflects no increase for fiscal year 1998, was $248,000 compared to $247,167 for fiscal year 1997. Although he was eligible for a bonus in 1998, Mr. Chan declined to receive any bonus for fiscal year 1998. He received a bonus of $122,686 for fiscal year 1997.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

STOCK OPTION REPRICING

     In order to reincentivize its employees, the Board of Directors of the Company, upon recommendation of the Compensation Committee, on February 17, 1998 approved an option repricing program pursuant to which employees could surrender options granted by the Company having exercise prices greater than the closing price of the Company's common stock on February 13, 1998 as reported on the Nasdaq national market and receive in the place of such surrendered options new options having an exercise price of $7.6875 per share, the fair market value of the Company's stock on February 13, 1998. The options that were vested as of February 17, 1998 remained vested. The options that did not vest as of that date would vest in three equal installments, commencing on February 17, 1999. For non-executive officers, the repriced options may not be exercised until February 17, 1999. For executive officers, repriced options may not be exercised until the earlier of the Company's common stock trading at or above $15 for ten consecutive trading days or February 17, 2001. Furthermore, even if the Company's common stock trades at or above $15 for ten consecutive days prior to February 17, 1999, the options may not be exercised until February 17, 1999. As a result of this repricing program, options to purchase 3,338,275 shares were exchanged, which represents approximately 52% of the outstanding common stock options held by the Company's employees (including executives). Mr. Chan's options were not repriced.
 .

     In August 1998, the Company again repriced the exercise price of 3,565,378 options, which represented approximately 58% of the outstanding common stock options held by the Company's employees (including executives). Mr. Chan's options were also repriced. Each new option contained the same terms as the surrendered option except that the repriced options are subject to a one-year restriction on exercise until August 25, 1999.

     The Company repriced these employee stock options in an effort to retain employees at a time when a significant percentage of stock options had exercise prices that were above fair market value. The Company believes that stock options are a valuable tool in compensating and retaining employees. The following table sets forth certain information as of December 31, 1998 with respect to the repricing of certain stock options held by the Company's executive officers during the last ten fiscal years.

                           TEN-YEAR OPTION REPRICINGS

                                                                                                             LENGTH OF
                                                                      MARKET                                  ORIGINAL
                                                   NUMBER OF         PRICE OF       EXERCISE                OPTION TERM
                                                   SECURITIES        STOCK AT       PRICE AT                REMAINING AT
                                                   UNDERLYING        TIME OF        TIME OF        NEW        DATE OF
                                                OPTIONS REPRICED   REPRICING OR   REPRICING OR   EXERCISE   REPRICING OR
               NAME                    DATE        OR AMENDED       AMENDMENT      AMENDMENT      PRICE      AMENDMENT
               ----                  --------   ----------------   ------------   ------------   --------   ------------
                                                      (#)              ($)            ($)          ($)        (YEARS)
Chan, Fred.........................   8/25/98         50,000           2.9563        14.4375       2.9563       7.9
  (President, CEO and Chairman of     8/25/98         50,000           2.9563        14.4375       2.9563       8.9
  the Board)

Blair, Robert......................   2/17/98         10,000           7.6875        16.0000       7.6875       4.6
  (Executive Vice President,          2/17/98         13,333           7.6875        16.0000       7.6875       6.6
  Operations)                         2/17/98         13,333           7.6875        16.0000       7.6875       7.6
                                      2/17/98         13,333           7.6875        16.0000       7.6875       8.6
                                      2/17/98         23,333           7.6875        14.4375       7.6875       7.4
                                      2/17/98         23,333           7.6875        14.4375       7.6875       8.4
                                      2/17/98         23,334           7.6875        14.4375       7.6875       9.4
                                      8/25/98         10,000           2.6875         7.6875       2.6875       4.1
                                      8/25/98         13,333           2.6875         7.6875       2.6875       6.1
                                      8/25/98         13,333           2.6875         7.6875       2.6875       7.1
                                      8/25/98         13,333           2.6875         7.6875       2.6875       8.1
                                      8/25/98         23,333           2.6875         7.6875       2.6875       6.9
                                      8/25/98         23,333           2.6875         7.6875       2.6875       7.9
                                      8/25/98         23,334           2.6875         7.6875       2.6875       8.9

Chen, Johnston.....................   9/14/96          1,000          14.7500        20.2500      14.7500       6.0
  (VP of Consumer Products)           9/14/96          1,000          14.7500        20.2500      14.7500       7.0
                                      9/14/96          1,000          14.7500        20.2500      14.7500       8.0
                                      9/14/96          1,000          14.7500        20.2500      14.7500       9.0
                                      2/17/98          1,000           7.6875        14.7500       7.6875       4.6
                                      2/17/98          1,000           7.6875        14.7500       7.6875       5.6
                                      2/17/98          1,000           7.6875        14.7500       7.6875       6.6
                                      2/17/98          1,000           7.6875        14.7500       7.6875       7.6
                                      2/17/98          8,000           7.6875        20.2500       7.6875       4.9
                                      2/17/98          4,000           7.6875        20.2500       7.6875       5.9
                                      2/17/98          4,000           7.6875        20.2500       7.6875       6.9
                                      2/17/98          4,000           7.6875        20.2500       7.6875       7.9
                                      2/17/98         15,000           7.6875        14.4375       7.6875       7.4
                                      2/17/98         15,000           7.6875        14.4375       7.6875       8.4
                                      2/17/98         15,000           7.6875        14.4375       7.6875       9.4
                                      8/25/98          1,000           2.6875         7.6875       2.6875       4.1
                                      8/25/98          1,000           2.6875         7.6875       2.6875       5.1
                                      8/25/98          1,000           2.6875         7.6875       2.6875       6.1
                                      8/25/98          1,000           2.6875         7.6875       2.6875       7.1
                                      8/25/98          8,000           2.6875         7.6875       2.6875       4.4
                                      8/25/98          4,000           2.6875         7.6875       2.6875       5.4
                                      8/25/98          4,000           2.6875         7.6875       2.6875       6.4
                                      8/25/98          4,000           2.6875         7.6875       2.6875       7.4
                                      8/25/98         15,000           2.6875         7.6875       2.6875       6.9
                                      8/25/98         15,000           2.6875         7.6875       2.6875       7.9
                                      8/25/98         15,000           2.6875         7.6875       2.6875       8.9
Effler Jr., Frank..................   8/25/98         20,000           2.6875         7.6875       2.6875       5.5
  (VP of Personal Computer Sales      8/25/98         20,000           2.6875         7.6875       2.6875       6.5
  and Marketing)

                                                                                                             LENGTH OF
                                                                      MARKET                                  ORIGINAL
                                                   NUMBER OF         PRICE OF       EXERCISE                OPTION TERM
                                                   SECURITIES        STOCK AT       PRICE AT                REMAINING AT
                                                   UNDERLYING        TIME OF        TIME OF        NEW        DATE OF
                                                OPTIONS REPRICED   REPRICING OR   REPRICING OR   EXERCISE   REPRICING OR
               NAME                    DATE        OR AMENDED       AMENDMENT      AMENDMENT      PRICE      AMENDMENT
               ----                  --------   ----------------   ------------   ------------   --------   ------------
                                                      (#)              ($)            ($)          ($)        (YEARS)
Effler Jr., Frank..................   8/25/98         20,000           2.6875         7.6875       2.6875       7.5
                                      8/25/98         20,000           2.6875         7.6875       2.6875       8.5
Hideshima, Howard..................   2/17/98          2,000           7.6875        16.0000       7.6875       4.6
(Controller & Chief Accounting        2/17/98          2,666           7.6875        16.0000       7.6875       6.6
  Officer)
                                      2/17/98          2,667           7.6875        16.0000       7.6875       7.6
                                      2/17/98          2,667           7.6875        16.0000       7.6875       8.6
                                      2/17/98          1,333           7.6875        13.4375       7.6875       6.4
                                      2/17/98          1,333           7.6875        13.4375       7.6875       7.4
                                      2/17/98          1,334           7.6875        13.4375       7.6875       8.4
                                      8/25/98          2,000           2.6875         7.6875       2.6875       4.1
                                      8/25/98          2,666           2.6875         7.6875       2.6875       6.1
                                      8/25/98          2,667           2.6875         7.6875       2.6875       7.1
                                      8/25/98          2,667           2.6875         7.6875       2.6875       8.1
                                      8/25/98          1,333           2.6875         7.6875       2.6875       5.9
                                      8/25/98          1,333           2.6875         7.6875       2.6875       6.9
                                      8/25/98          1,334           2.6875         7.6875       2.6875       7.9
Barnet, John (3)...................   2/17/98         80,000           7.6875        14.8125       7.6875       4.6
(VP of Finance, CFO & Secretary)      2/17/98         40,000           7.6875        14.8125       7.6875       5.6
                                      2/17/98         40,000           7.6875        14.8125       7.6875       6.6
                                      2/17/98         13,333           7.6875        14.4375       7.6875       7.4
                                      2/17/98         40,000           7.6875        14.8125       7.6875       7.6
                                      2/17/98         13,333           7.6875        14.4375       7.6875       8.4
                                      2/17/98         13,334           7.6875        14.4375       7.6875       9.4
Wang, Chi Shin(4)..................   2/17/98         50,000           7.6875        19.2500       7.6875       4.9
(Chief Technical Officer)             2/17/98         16,666           7.6875        19.2500       7.6875       4.9
                                      2/17/98         16,667           7.6875        19.2500       7.6875       5.9
                                      2/17/98         16,667           7.6875        19.2500       7.6875       6.9
                                      2/17/98          4,000           7.6875        27.8750       7.6875       4.9
                                      2/17/98          5,333           7.6875        27.8750       7.6875       6.9
                                      2/17/98          5,333           7.6875        27.8750       7.6875       7.9
                                      2/17/98          5,334           7.6875        27.8750       7.6875       8.9
                                      2/17/98         10,666           7.6875        14.4375       7.6875       7.4
                                      2/17/98         10,667           7.6875        14.4375       7.6875       8.4
                                      2/17/98         10,667           7.6875        14.4375       7.6875       9.4
Aretakis, Nicholas.................   2/17/98         25,000           7.6875        14.4375       7.6875       6.4
(VP of Sales)                         2/17/98         25,000           7.6875        14.4375       7.6875       7.4
                                      2/17/98         25,000           7.6875        14.4375       7.6875       8.4
                                      2/17/98         25,000           7.6875        14.4375       7.6875       9.4

---------------
(1) Mr. Barnet resigned in August 1998.

(2) Mr. Wang resigned in July 1998.

(3) Mr. Aretakis resigned in April 1998.

                                          COMPENSATION COMMITTEE

                                          /s/ Ilbok Lee & Peter T. Mok
                                          Ilbok Lee
                                          Peter T. Mok

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Neither Mr. Lee nor Mr. Mok has been an officer or employee of the Company or any of its subsidiaries.

                 EMPLOYMENT AGREEMENTS AND CERTAIN TRANSACTIONS

     Since January 1, 1998, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, or holder of more than 5% of the Company's common stock had or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Executive Compensation" above, (ii) the transactions described under "Compensation Committee Interlocks and Insider Participation" above, and (iii) the transactions described below.

     Fred S.L. Chan, the Company's Chief Executive Officer, President and Chairman of the Board of Directors, together with his spouse, Annie M.H. Chan, a director of the Company, announced on April 28, 1998, that they would be purchasing between $5 and $10 million of the Company's common stock on the open market. As of December 31, 1998, such purchases had totaled $1.4 million representing 241,000 shares at prices ranging from $5.15 to $6.56.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements for the year ended December 31, 1998 were met, except that Mr. Ng, a director, filed a form 3 late.

                                 OTHER BUSINESS

     The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Dale R. Lindly
                                          Dale R. Lindly
                                          Chief Financial Officer, and Secretary

Dated: April 27, 1999

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              ESS TECHNOLOGY, INC.
                      1999 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of ESS Technology, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 27, 1999, and hereby appoints Fred S. L. Chan and Dale R. Lindly, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of ESS Technology, Inc. to be held on May 25, 1999 at 1:30 p.m. local time, at the Westin Hotel, 5101 Great America Parkway, Santa Clara, CA 95054, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the Election of Directors in the manner described in the Proxy Statement, and (2) FOR the proposal to ratify the selection of PricewatehouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 1999.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                                Please mark
                                                                votes as in  [X]
                                                                this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTORS AND PROPOSAL 2.

1. Election of Directors.

   Nominees: Fred S.L. Chan, Annie M.H. Chan, Matthew Fong, Ilbok Lee,
             Peter T. Mok, and Dominic Ng

                            FOR             WITHHOLD
                            [ ]                [ ]


______________________________________
For all nominees except as noted above


2. To ratify the appointment of PricewaterhouseCooper LLP as independent accountants of the Company for the fiscal year ending December 31, 1999.

                     FOR          AGAINST          ABSTAIN
                     [ ]            [ ]              [ ]

   and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT   [ ]


SIGNATURE(S)_______________________________________________ DATE ______________

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership by authorized person.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -